UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2026
RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)
Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Renaissance House, 12 Crow Lane, Pembroke, Bermuda  HM 19
(Address of Principal Executive Office) (Zip Code)
(441) 295-4513
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Robert Qutub and Appointment of Matthew Neuber as Chief Financial Officer

On May 11, 2026, Robert Qutub, the Executive Vice President and Chief Financial Officer of RenaissanceRe Holdings Ltd. (the “Company”), notified the Company’s Board of Directors (the “Board”) of his intention to retire as Executive Vice President and Chief Financial Officer of the Company, effective December 31, 2026 (the “Effective Date”). As of January 1, 2027, Matthew Neuber, the Company’s current Senior Vice President, Senior Financial Officer and Corporate Treasurer, will be Executive Vice President, Chief Financial Officer and Corporate Treasurer.

Mr. Neuber, age 40, currently serves as the Company’s Senior Vice President, Senior Financial Officer and Corporate Treasurer. He has held the role of Corporate Treasurer since 2019 and previously served in positions within the finance function. Prior to joining the Company in 2014, Mr. Neuber held roles in private equity and asset management. He began his career in investment banking at Keefe, Bruyette & Woods where he focused on the insurance industry. Mr. Neuber holds a B.A. in Economics from Williams College and an M.B.A. from The Wharton School of the University of Pennsylvania. He is also a CFA charterholder. He will continue to be based in the Company’s Bermuda headquarters, pending immigration approval.

There are no arrangements or understandings between Mr. Neuber and any other persons pursuant to which Mr. Neuber was appointed as the successor Executive Vice President, Chief Financial Officer and Corporate Treasurer of the Company. There are also no family relationships between Mr. Neuber and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer of the Company, and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Qutub’s retirement is not the result of any disagreement with the Company's independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure, or internal controls.

Retirement of Ross Curtis as Chief Portfolio Officer

On May 11, 2026, Ross Curtis, the Executive Vice President and Chief Portfolio Officer of the Company, notified the Board of his intention to retire as Executive Vice President and Chief Portfolio Officer of the Company, effective as of the Effective Date. Following the Effective Date, Mr. Marra, the Company’s Group Chief Underwriting Officer, will oversee Mr. Curtis’s responsibilities.

Qutub Letter Agreement

In order to induce Mr. Qutub to remain with the Company to support an orderly transition of his duties, the Company and Mr. Qutub entered into a letter agreement (the “Qutub Letter Agreement”), which provides that Mr. Qutub will remain employed with the Company following the Effective Date through December 31, 2027 (the “Qutub Transition Period”), in the role of strategic advisor. Mr. Qutub’s base salary, bonus target and benefit arrangements will remain at the same levels through the expiration of the Qutub Transition Period, with Mr. Qutub’s 2027 bonus pro-rated for his service during 2027. In addition, as an inducement for Mr. Qutub to remain with the Company, Mr. Qutub will be eligible for a long-term incentive award in 2027, which is expected to be subject to the same terms as his 2026 long-term incentive award. In connection with his retirement, Mr. Qutub will be eligible to receive the retirement benefits, including non-competition payments, set forth in his Employment Agreement with the Company, dated as of July 22, 2016, and as further described in the Company’s Definitive Proxy Statement, filed with the United States Securities and Exchange Commission on March 18, 2026 (the “2026 Proxy Statement”).

The foregoing description of the Qutub Letter Agreement is qualified in its entirety by reference to the full text of the Qutub Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Curtis Letter Agreement

In order to induce Mr. Curtis to remain with the Company to support an orderly transition of his duties, the Company and Mr. Curtis entered into a letter agreement (the “Curtis Letter Agreement”), which provides that Mr. Curtis will remain employed with the Company following the Effective Date through June 30, 2027 (the “Curtis Transition Period”), in the role of strategic advisor. Mr. Curtis’s base salary, bonus target and benefit arrangements will remain at the same levels through the expiration of the Curtis Transition Period, with Mr. Curtis’s 2027 bonus pro-rated for his service during 2027. In addition, as an inducement for Mr. Curtis to remain with the Company, Mr. Curtis will be eligible for a long-term incentive award in 2027, which is expected to be subject to the same terms as his 2026 long-term incentive award. In connection with his retirement, Mr. Curtis will be eligible to receive the retirement benefits, including the non-competition payments, set forth in his Employment Agreement with the Company, dated as of July 22, 2016, and as further described in the 2026 Proxy Statement.

The foregoing description of the Curtis Letter Agreement is qualified in its entirety by reference to the full text of the Curtis Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 14, 2026, the Company issued a press release announcing the changes described above. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

10.1	Letter Agreement, dated May 11, 2026, between Robert Qutub and RenaissanceRe Holdings Ltd.

10.2	Letter Agreement, dated May 11, 2026, between Ross Curtis and RenaissanceRe Holdings Ltd.

99.1*	Copy of the Company’s press release, issued May 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the Company’s other SEC filings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon L. Bender
May 14, 2026		Shannon L. Bender
Executive Vice President, Group General Counsel and Corporate Secretary